UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 28, 2024

MultiPlan Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39228	84-3536151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Fifth Avenue
New York, New York 10003
(212) 780-2000
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A Common Stock, $0.0001 par value per share	MPLN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On March 28, 2024, MultiPlan Corporation (the “Company”) received a written notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) that it was not in compliance with the continued listing standard set forth in Section 802.01C of the NYSE’s Listed Company Manual (“Section 802.01C”), as the average closing price of the Company’s Class A common stock (the “Common Stock”) was less than $1.00 per share over a consecutive 30 trading-day period ending March 27, 2024. The Notice has no immediate impact on the listing of the Company’s Common Stock on the NYSE, subject to the Company’s compliance with the NYSE’s other continued listing requirements.
Pursuant to Section 802.01C, the Company has a period of six months following the receipt of the Notice to regain compliance with the minimum share price requirement. The Company may regain compliance at any time during the six-month cure period if, on the last trading day of any calendar month during the six-month cure period, the Common Stock has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month. If the Company is unable to regain compliance with the $1.00 share price rule within this period, the NYSE will initiate procedures to suspend and delist the Common Stock. The NYSE can take accelerated delisting action in the event that it determines that the Common Stock trades at levels that it views to be abnormally low.
The Company intends to respond to the NYSE within ten business days of receipt of the Notice with respect to its intent to cure the deficiency. The Company also intends to consider available alternatives, including, but not limited to, a reverse stock split, subject to stockholder approval no later than September 28, 2024, if necessary, to regain compliance.

Item 7.01    Regulation FD Disclosure.
As required by Section 802.01C, the Company issued a press release on March 29, 2024, announcing that it had received the notice from the NYSE described in Item 3.01 and that the Company intends to regain compliance. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information, including the press release, furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any other filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included in this Form 8-K:

Exhibit No.	Description of Exhibit
99.1	Press Release, dated March 29, 2024.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    March 29, 2024

                                MultiPlan Corporation

                                By:     /s/ James M. Head
                                Name:    James M. Head
                                Title:    Executive Vice President and Chief Financial
Officer